UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2014
OM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12515
(Commission File Number)

52-1736882
(I.R.S. Employer Identification Number)
950 Main Avenue
Suite 1300
Cleveland, Ohio 44113
(Address of principal executive offices)
(Zip code)

(216) 781-0083
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2014, OM Group, Inc. issued a press release announcing financial results for the quarter ended December 31, 2013, a regular cash dividend payable to shareholders of record on February 24, 2014, and forecasted financial performance for the year ended December 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
The following exhibit is furnished as part of this Current Report on Form 8-K.
(c)      Exhibits

99.1	OM Group, Inc. fourth quarter 2013 press release, dated February 13, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)
Date: February 13, 2014	/s/ Christopher M. Hix
	Name:	Christopher M. Hix
	Title:	Vice President and Chief Financial Officer